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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) December 13, 2002
                                                        -----------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     1-14671                04-3444269
      --------                     ---------              ----------
(State or other Jurisdiction of   (Commission           (IRS Employer
incorporation or organization)    File Number)          Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEM 5. OTHER EVENTS.
        ------------

      On December 13, 2002, the Company announced that it had sold two of its supermarket branch offices. The sale included the deposits in those offices as well as the transfer of the physical assets and leased premises. The Company also announced that the sale of a third supermarket branch is expected to close in the first quarter of 2003 and that a fourth supermarket branch will be relocated to a new site in 2003, where it will operate as a full-service branch location.

      The press release announcing the sale is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1      Press Release dated December 13, 2002


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 13, 2002                By: /s/ Cornelius D. Mahoney
                                            ------------------------------------
                                            Cornelius D. Mahoney
                                            President, Chief Executive Officer
                                            and Chairman of the Board